UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012

IOWA RENEWABLE ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52428	20-3386000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1701 East 7th Street, Washington, IA	52353
	(Address of principal executive offices)	(Zip Code)

(319) 653-2890
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure and Item 8.01 Other Events

On May 4, 2012, Iowa Renewable Energy, LLC (the "Company" or "IRE") sent a letter to its members regarding the proposed reclassification and reorganization of the Company’s membership units into two separate and distinct classes. The letter is attached hereto as Exhibit 99.1. In addition, the Company provided a questionnaire to members designed to determine which members qualify as accredited investors under applicable SEC regulations. A copy of the questionnaire is attached hereto as Exhibit 99.2.

This disclosure is being furnished pursuant to Item 7.01 Regulation FD Disclosure. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

a).    None.
b).    None.
c).    None.
d).    Exhibits

Exhibit No.	Description
99.1	Letter to IRE members dated May 4, 2012
99.2	Accredited Investor Questionnaire

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC

Date: May 4, 2012	/s/ Ron Lutovsky, Jr.
Ronald Lutovsky, Jr.
Chief Financial Officer